UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2015

BUNGE LIMITED

(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16625 (Commission File Number)	98-0231912 (I.R.S. Employer Identification Number)

50 Main Street White Plains, New York (Address of principal executive offices)	10606 (Zip code)

(914) 684-2800

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders

On May 20, 2015, Bunge Limited (“Bunge”) held its 2015 annual general meeting of shareholders (the “Annual General Meeting”). At the Annual General Meeting, shareholders elected Bunge’s nominees as Class II directors, approved the appointment of Deloitte & Touche LLP as Bunge’s independent auditors for fiscal year 2015, approved the advisory vote on executive compensation, re-approved the performance goals for the Bunge Limited Annual Incentive Plan and did not approve a shareholder proposal regarding supply chain and deforestation. The results of the votes at the Annual General Meeting were as follows:

Proposal 1: Election of Class II directors for a three-year term:

Nominee	Votes For	Votes Against	Broker Non-Votes
Andrew Ferrier	108,863,667	1,899,774	5,137,569
Kathleen Hyle	109,582,402	1,181,039	5,137,569
John E. McGlade	109,042,707	1,720,734	5,137,569

Directors whose terms of office continued after the Annual General Meeting are: Ernest G. Bachrach, Enrique H. Boilini, Carol M. Browner, Bernard de La Tour d’Auvergne Lauraguais, William Engels, L. Patrick Lupo and Soren Schroder.

Proposal 2: Approval of Deloitte & Touche LLP as independent auditors for fiscal year 2015 and authorization of the Audit Committee of the Board of Directors to determine the independent auditors’ fees:

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,294,497	2,081,951	524,562	N/A

Proposal 3: Advisory vote on executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
105,106,741	4,671,007	985,693	5,137,569

Proposal 4: Re-approval of the performance goals for the Bunge Limited Annual Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
108,860,258	1,377,801	525,382	5,137,569

Proposal 5: Vote on a shareholder proposal regarding supply chain and deforestation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,483,240	75,856,523	3,423,678	5,137,569

Item 8.01                                           Other Events

On May 19, 2015, Bunge issued a press release announcing that its Board of Directors authorized a new program for the repurchase of up to $500 million of Bunge’s common shares. The program has an indefinite term and replaces Bunge’s previous $975 million repurchase program, which was completed in the first quarter of 2015. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 19, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2015

BUNGE LIMITED

	By:	/s/ Carla L. Heiss
		Name:	Carla L. Heiss
		Title:	Deputy General Counsel, Chief
Compliance Officer and Secretary

EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated May 19, 2015